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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                October 3, 2001



                              HOMESTORE.COM, INC.
                                ______________
            (Exact name of registrant as specified in its charter)



           Delaware                      000-26659             95-4438337
  ----------------------------        ---------------     -------------------
  (State or other jurisdiction          (Commission          (IRS Employer
       of incorporation)                File Number)       Identification No.)


                            30700 Russell Ranch Road
                       Westlake Village, California 91362

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300

                                Not Applicable
                 --------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

         On October 3, 2001, Homestore.com, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed herewith:

      99.1  Press Release dated October 3, 2001, of Homestore.com, Inc.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HOMESTORE.COM, INC.


     Date:   October 4, 2001          By: /s/ JOSEPH J. SHEW
                                          --------------------------------
                                          Joseph J. Shew

                                          Senior Vice President, Chief Financial
                                          Officer and Assistant Secretary
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                                 EXHIBIT INDEX
                                 -------------

     99.1  Press Release dated October 3, 2001 of Homestore.com, Inc.